EXHIBIT 99.20       DELOITTE AND TOUCHE INDEPENDENT ACCOUNTANTS’ REPORT ON APPLYING AGREED-UPON PROCEDURES

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

RWT Holdings, Inc.

Sequoia Residential Funding Inc.
One Belvedere Place, Suite 300
Mill Valley, California 94941

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by RWT Holdings, Inc. and Sequoia Residential Funding Inc. (collectively, the “Company”) and Morgan Stanley & Co. LLC, and Stifel, Nicolaus & Company, Incorporated (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in conjunction with the proposed offering of Sequoia Mortgage Trust 2020-3, Mortgage Pass-Through Certificates, Series 2020-3.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined below). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of the Company provided us on (i) February 19, 2020 with a computer-generated mortgage loan listing with respect to 649 mortgage loans (the “Initial Mortgage Loan Listing”) and (ii) February 21, 2020 with a computer-generated mortgage loan listing respect to 131 mortgage loans (the “Subsequent Mortgage Loan Listing”).

At your instruction, we randomly selected (i) 325 mortgage loans from the Initial Mortgage Loan Listing and (ii) 66 mortgage loans from the Subsequent Mortgage Loan Listing (collectively, the “Selected Loans”).

On February 21, 2020, representatives of the Company provided us with a computer-generated mortgage loan data file and related record layout containing data with respect 776 mortgage loans (the “Statistical Data File”), including 388 of the 391 Selected Loans. The remaining 388 Selected Loans set forth on the Statistical Data File are hereinafter referred to as the “Sample Loans.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to certain mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Data File, as indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.       Loan number (for identification purposes only)

2.       Original principal balance

3.       Initial interest rate

4.       Monthly principal and interest payment

5.       First payment date

6.       Maturity date

7.       Original term to maturity

8.       State

9.       Zip code

10.       Prepayment penalty term

11.       Interest only term

12.       Occupancy status

13.       Property type

14.       Appraised value

15.       Sales price (if applicable)

16.       Loan purpose

17.       Junior lien balance (if applicable)

18.       Original loan-to-value ratio

19.       Combined loan-to-value ratio

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from the respective Fixed Rate Note (the “Note”); Characteristic 10. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 11. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristic 12. to the Residential Loan Application (the “Application”); Characteristics 13. and 14. to the Uniform Residential Appraisal Report (the “Appraisal Report”) or “Appraisal Field Review Report” (as determined below); Characteristics 15. and 16., for those Sample Loans for which the loan purpose set forth on the Statistical Data File indicated a “first time home purchase,” “other-than-first-time home purchase” or “construction to permanent” to the corresponding information set forth on or derived from the Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); and Characteristic 17. to the Junior Lien Note, Subordination Agreement, Settlement Statement, Title, Request for Verification of Rent or Mortgage Account or Underwriting Summary (collectively, the “Junior Lien Summary”).

Further, with respect to Characteristic 16., for those Sample Loans that (i) were not “construction to permanent” (as derived from the Settlement Statement) or (ii) did not indicate a sales price on the Settlement Statement, we recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose is (a) a “Cash Out: Other/Multi-purpose/Unknown Purpose” if the Amount to the Borrower was greater than 1% of the original principal balance (as set forth on the Note) and (b) a “Rate/Term Refinance - Borrower Initiated” to the extent that it was not.

With respect to Characteristic 18., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “purchase” (as derived from the Settlement Statement), the lesser of (i) the appraised value (as described below) and (ii) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi-purpose/Unknown Purpose” (as determined above) or “construction to permanent” (as derived from the Settlement Statement), the appraised value (as described below).

With respect to Characteristic 19., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the junior lien balance, if any (as set forth on the Junior Lien Summary) by either (b) in the case of a “purchase” (as derived from the Settlement Statement), the lesser of (x) the appraised value (as described below) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi-purpose/Unknown Purpose” (as determined above) or “construction to permanent” (as derived from the Settlement Statement), the appraised value (as described below).

At your instruction, for purposes of each of the comparisons described above:

•	with respect to Characteristic 4., differences of $0.01 or less are deemed to be “in agreement;”

•	with respect to Characteristic 13., a property type indicated on the Statistical Data File, as “dPUD (PUD with “de minimus” monthly HOA dues)” or “PUD (only for use with Single-Family Detached Homes with PUD riders)” and “PUD” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•	with respect to our comparison of Characteristics 13. and 14. and for the recalculations of Characteristics 18. and 19., for those Sample Loans for which the Company provided us with (i) more than one Appraisal Report, each noting an appraisal date less than 120 days from the origination date (as set forth on the Note), we were instructed to use the Appraisal Report with the lowest appraised value, (ii) an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the disbursement date (as set forth on the Settlement Statement) and not identified as an “agency high balance loan” by representatives of the Company, for those Sample Loans with a loan purpose of “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi- purpose/Unknown Purpose” (as determined above) or “construction to permanent” (as derived from the Settlement Statement), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the sum of (x) the prior sales price (as set forth on the Appraisal Report) and (y) any applicable improvements (as set forth on the “Invoice” or the “Renewal and Extension Exhibit”) or (iii) an Appraisal Report and an Appraisal Field Review Report, we were instructed (x) for those Sample Loans with a loan purpose of “purchase” (as derived from the Settlement Statement), to use the appraised value (as set forth on the Appraisal Field Review Report) when the difference between the appraised value (set forth on the Appraisal Report) and the appraised value (set forth on the Appraisal Field Review Report) is greater than 10% of the appraised value (set forth on the Appraisal Report) and the appraised value (as set forth on the Appraisal Report) to the extent it is not and (y) for those Sample Loans with a loan purpose of “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi- purpose/Unknown Purpose” (as determined above) or “construction to permanent” (as derived from the Settlement Statement), to use the appraised value (as set forth on the Appraisal Field Review Report) when the difference between the appraised value (set forth on the Appraisal Report) and the appraised value (set forth on the Appraisal Field Review Report) is greater than 5% of the appraised value (set forth on the Appraisal Report) and the appraised value (as set forth on the Appraisal Report) to the extent it is not;

•	with respect to Characteristic 16., a loan purpose indicated on the Statistical Data File, as “first time home purchase” or “other-than-first-time home purchase” and “purchase” (as derived from the Settlement Statement) are deemed to be “in agreement;”

•	with respect to Characteristic 18., differences of 0.01% or less are deemed to be “in agreement,” except to the extent that the Statistical Data File indicated an original loan-to-value ratio less than or equal to 80.00% and our recomputed original loan-to-value ratio was greater than 80.00%; and

•	with respect to Characteristic 19., differences of 0.01% or less are deemed to be “in agreement,” except to the extent that the Statistical Data File indicated a combined loan-to-value ratio less than or equal to 100.00% and our recomputed combined loan-to-value ratio was greater than 100.00%.

The mortgage loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B and Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans or underlying documentation underlying Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances occurring subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 28, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 28, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Thirteen differences in prepayment penalty term.
2	Five difference in property type.
3	Three differences in appraised value.
4	Two differences junior lien balance.
5	One difference in original loan-to-value ratio.
6	Three differences in combined loan-to-value ratio.
7	Four instances where we were not provided with an Appraisal Report.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 28, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Loan Documents
1	408039298	Prepayment penalty term	0 months	36 months
1	408039309	Prepayment penalty term	24 months	36 months
1	408039376	Prepayment penalty term	0 months	36 months
1	408039395	Prepayment penalty term	0 months	36 months
1	408039459	Prepayment penalty term	0 months	36 months
1	408039460	Prepayment penalty term	0 months	36 months
1	408039593	Prepayment penalty term	0 months	36 months
1	408039599	Prepayment penalty term	0 months	36 months
1	408039601	Prepayment penalty term	0 months	36 months
1	408039621	Prepayment penalty term	0 months	36 months
1	408039650	Prepayment penalty term	12 months	36 months
1	408039711	Prepayment penalty term	0 months	36 months
1	408039728	Prepayment penalty term	24 months	36 months
2	408038851	Property type	Single Family Detached (Non-PUD)	1 Family Attached
2	408039553	Property type	Single Family Detached (Non-PUD)	1 Family Attached
2	408039629	Property type	Single Family Detached (Non-PUD)	Co-op
2	408039728	Property type	Single Family Detached (Non-PUD)	PUD
2	408040607	Property type	Single Family Detached (Non-PUD)	PUD
3	408039325	Appraised value	$1,785,000.00	$1,775,000.00
3	408039672	Appraised value	$1,060,326.00	$1,064,000.00
3	408041603	Appraised value	$1,180,000.00	$1,029,212.00
4	408039283	Junior lien balance	$0.00	$100,000.00
4	408040853	Junior lien balance	$160,000.00	$160,846.00
5	408039325	Original loan-to-value ratio	41.45%	41.69%
6	408039283	Original combined loan-to-value ratio	36.87%	39.38%
6	408039325	Original combined loan-to-value ratio	41.45%	41.69%
6	408040853	Original combined loan-to-value ratio	79.68%	79.78%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 28, 2020

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to obtain the Appraisal Report for the Sample Loans indicated below and therefore could not verify the following Characteristics:

Exception Description Number	Sample Loan number	Characteristic not verified
7	408040131	Property type, appraised value, original loan-to-value ratio, original combined loan-to-value ratio
7	408040133	Property type, appraised value, original loan-to-value ratio, original combined loan-to-value ratio
7	408040136	Property type, appraised value, original loan-to-value ratio, original combined loan-to-value ratio
7	408040164	Property type, appraised value, original loan-to-value ratio, original combined loan-to-value ratio

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.